UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2024

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 586-7771

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 30, 2024, Inspirato Incorporated (the “Company”) received a Staff Determination letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it has not regained compliance with Nasdaq Listing Rule 5450(b)(3)(C) (the “Rule”) concerning the minimum market value of its publicly held shares. The Company had been provided 180 calendar days, or until May 28, 2024, to regain compliance with the Rule. The Company has not met the minimum market value requirement, and as a result, its securities are subject to delisting from Nasdaq.

The Company intends to appeal Nasdaq’s delisting determination by filing a hearing request with the Nasdaq Hearings Department by June 6, 2024. The request for an appeal will stay the suspension of trading of the Company’s securities pending the Hearing Panel’s decision.

If the appeal is not filed by June 6, 2024, trading of the Company’s securities will be suspended at the opening of business on June 10, 2024, and Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission, which will remove the Company’s securities from listing on The Nasdaq Stock Market.

The Company is taking steps to address the non-compliance and is actively pursuing strategies to comply with Nasdaq’s continued listing requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding the Company’s intention to file an appeal with the Nasdaq Hearings Department and strategies to regain compliance with Nasdaq’s continued listing requirements. These forward-looking statements are based on the Company's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRATO INCORPORATED

Dated: May 31, 2024

	By:	/s/ Robert Kaiden
Name: Robert Kaiden
Title: Chief Financial Officer